Segment and geographic area data	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment and geograhic area data
Segment and geographic area data
Reportable segments
Our financial reporting structure is comprised of two reportable segments: Analog and Embedded Processing. These reportable segments represent groups of similar products that are combined on the basis of similar design and development requirements, product characteristics, manufacturing processes and distribution channels. A summary of each reportable segment follows:

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Analog – Analog semiconductors change real-world signals – such as sound, temperature, pressure or images - by conditioning them, amplifying them and often converting them to a stream of digital data that can be processed by other semiconductors, such as digital signal processors (DSPs). Analog semiconductors are also used to manage power in every electronic device, whether plugged into a wall or running off a battery. Analog includes the following major product lines: HVAL, Power, HPA and SVA.

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Embedded Processing – Embedded Processing products are the “brains” of many electronic devices. Compared with general purpose microprocessors that perform many different tasks, embedded processors are designed to handle specific tasks and can be optimized for various combinations of performance, power and cost, depending on the application. The devices vary from simple, low-cost products used in electric toothbrushes to highly specialized, complex devices used in wireless basestation communications infrastructure equipment. Our Embedded Processing products are used in many end markets, particularly industrial, automotive and communications infrastructure. Embedded Processing includes the following major product lines: Processors, Microcontrollers and Connectivity.

The information presented in our Notes to financial statements has been recast to reflect our elimination of the Wireless segment, which was effective January 1, 2013. Financial results for embedded OMAP applications processors and embedded connectivity products (formerly Wireless products), both of which have many of the same characteristics as the products in our Embedded Processing segment, are reported in that segment. Financial results for baseband products and Wireless products for the smartphone and consumer tablet markets, both of which are product lines that we have announced we are exiting, are included in Other. We refer to those exited product lines collectively as “legacy wireless products.” We also reclassified certain product lines, primarily radio frequency identification (RFID) products, from Other to Embedded Processing.

Other
Other includes other operating segments that neither meet the quantitative thresholds for individually reportable segments nor are they aggregated with other operating segments. These operating segments primarily include our smaller product lines such as DLP® products (primarily used in projectors to create high-definition images), custom semiconductors known as application-specific integrated circuits (ASICs) and calculators.

In addition to revenue from our legacy wireless products, Other also includes royalties received for our patented technology that we license to other electronics companies and revenue from transitional supply agreements related to acquisitions and divestitures. Other may also include certain unallocated income and expenses such as gains and losses on sales of assets; sales tax refunds; and certain litigation costs, settlements or reserves. Except for these few unallocated items, we allocate all of our expenses associated with corporate activities to our operating segments based on specific methodologies, such as percentage of operating expenses or headcount.

Acquisition-related charges related to National are also recorded in Other in 2012 and 2011, as detailed in Note 2.

Restructuring charges related to the 2012 Wireless action and the 2011 announced action in Hiji, Japan, and Houston, Texas; losses and insurance proceeds associated with the 2011 earthquake in Japan; and the 2012 gain on the transfer of the Japan substitutional pension are also included in Other. In 2010, the gain related to a divestiture of a product line is included in Other. See Notes 3 and 4 for additional information.

We use centralized manufacturing and facilities organizations to provide products and support to our operating segments. Costs incurred by these organizations, including depreciation, are charged to the segments on a per-unit basis. Consequently, depreciation expense is not an independently identifiable component within the segments' results and therefore is not provided.

With the exception of goodwill, we do not identify or allocate assets by operating segment, nor does the chief operating decision maker evaluate operating segments using discrete asset information. There was no significant intersegment revenue. The accounting policies of the segments are the same as those described in the summary of significant accounting policies.
Segment information

	Analog	Embedded Processing	Other	Total
Revenue
2012	$6,998	$2,257	$3,570	$12,825
2011	6,375	2,381	4,979	13,735
2010	5,979	2,359	5,628	13,966
Operating profit
2012	$1,650	$158	$165	$1,973
2011	1,693	387	912	2,992
2010	1,876	534	2,104	4,514

Geographic area information
The following geographic area data include revenue, based on product shipment destination and royalty payor location, and property, plant and equipment, based on physical location:

	U.S.	Asia (a)	Europe	Japan	Rest of World	Total
Revenue
2012	$1,596	$7,808	$1,861	$1,357	$203	$12,825
2011	1,468	8,619	1,822	1,462	364	13,735
2010	1,539	8,903	1,760	1,366	398	13,966

Property, plant and equipment, net
2012	$1,931	$1,547	$241	$174	$19	$3,912
2011	2,159	1,739	276	228	26	4,428
2010	1,694	1,575	139	249	23	3,680

(a)	Revenue from products shipped into China (including Hong Kong) was $5.38 billion in 2012, $5.83 billion in 2011 and $5.69 billion in 2010.

Major customer
No customer accounts for 10 percent or more of 2012 revenue. Sales to the Nokia group of companies, including sales to indirect contract manufacturers, accounted for 13 percent and 19 percent of our 2011 and 2010 revenue, respectively. Revenue from sales to Nokia is reflected primarily in Other.